Exhibit 99.1

Name:  APPALOOSA PARTNERS INC.

Address: 26 Main Street
         Chatham, NJ  07928

Designated Filer:  David A. Tepper

Issuer:  DANA CORP
Issuer's Trading Symbol:  DCN

Date of Event Requiring Statement:  March 2, 2006


By:  /s/ David A. Tepper                   March 6, 2006
   --------------------------------------------------------
    Name:  David A. Tepper                       Date
    Title: President


Name: Appaloosa Management L.P.
Address:  c/o Appaloosa Partners Inc.
          26 Main Street
          Chatham, NJ  07928

Designated Filer:   David A. Tepper

Issuer:  DANA CORP
Issuer's Trading Symbol:  DCN

Date of Event Requiring Statement:  March 2, 2006

By:  APPALOOSA PARTNERS INC.,
     Its General Partner


By:  /s/ David A. Tepper                   March 6, 2006
   --------------------------------------------------------
    Name:  David A. Tepper                       Date
    Title: President


Name: APPALOOSA INVESTMENT LIMITED PARTNERSHIP I
Address:  c/o Appaloosa Partners Inc.
          26 Main Street
          Chatham, NJ  07928

Designated Filer:   David A. Tepper

Issuer:  DANA CORP
Issuer's Trading Symbol:  DCN

Date of Event Requiring Statement:  March 2, 2006

By: APPALOOSA MANAGEMENT L.P.,
    its General Partner

By: APPALOOSA PARTNERS INC.,
    its General Partner

By: /s/ David A. Tepper                 March 6, 2006
    -------------------------------------------------------
    Name:  David A. Tepper                   Date
    Title: President


Name: PALOMINO FUND LTD.

Address:  c/o Appaloosa Partners Inc.
          26 Main Street
          Chatham, NJ  07928

Designated Filer:   David A. Tepper

Issuer:  DANA CORP
Issuer's Trading Symbol:  DCN

Date of Event Requiring Statement:  March 2, 2006

By: APPALOOSA MANAGEMENT L.P.,
    its General Partner

By: APPALOOSA PARTNERS INC.,
    its General Partner

By: /s/ David A. Tepper                 March 6, 2006
    -------------------------------------------------------
    Name:  David A. Tepper                   Date
    Title: President